[PHOTO OF FLAGS OMITTED]

THE GABELLI GLOBAL
CONVERTIBLE SECURITIES FUND
THIRD QUARTER REPORT - SEPTEMBER 30, 2001

                                                 [PHOTO OF HART WOODSON OMITTED]
                                                                    HART WOODSON


[PHOTO OF "GLOBAL CONVERTIBLE INVESTING: THE GABELLI WAY" OMITTED} NEW FROM THE GABELLI PRESS:
GLOBAL CONVERTIBLE INVESTING:
THE GABELLI WAY
BY HART WOODSON

TO OUR SHAREHOLDERS,

      Although last quarter the U.S. economy appeared poised for recovery, the terrorist attacks in September have thrown the timing and extent of any rebound into doubt. Markets reacted accordingly. Global equities fell, the dollar weakened, credit spreads widened, and Treasury bonds rallied. The markets have priced in additional uncertainty and risk. These events were offset by aggressive interest rate cuts and sizable fiscal spending packages. Although meaningful, these remedies will take time to work. In the meantime, we remain focused on companies with strong balance sheets, franchise value, and healthy cash flow. These companies will be able to weather the storm and gain market share once the recovery takes hold.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, the Gabelli Global Convertible Securities Fund's (the "Fund") total return fell by 12.96%. The UBS (formerly Warburg Dillon Reed) Global Convertible Index and the Morgan Stanley Capital International ("MSCI") World Free Index of global equity markets fell by 4.87% and 14.68%, while the Merrill Lynch Global Bond Index rose by 6.24%, over the same period. Each index is an unmanaged indicator of investment performance. The Fund fell 21.54% over the trailing twelve-month period. The UBS Global Convertible Index and MSCI World Free Index declined 16.05% and 28.14%, while the Merrill Lynch Global Bond Index rose by 9.61%, over the same twelve-month period.

      For the three-year period ended September 30, 2001, the Fund's total return averaged 6.57% annually versus average annual total returns of 8.33%, 0.53%, and 2.89% for the UBS Global Convertible Index, MSCI World Free Index and the Merrill Lynch Global Bond Index, respectively.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                          QUARTER
                                        --------------------------------------
                                          1ST       2ND       3RD       4TH          YEAR
                                          ---       ---       ---       ---          ----
 2001:    Net Asset Value ..........     $9.94    $ 9.77     $8.22       --           --
          Total Return .............     (5.8)%     1.3%    (13.0)%      --           --
-------------------------------------------------------------------------------------------
 2000:    Net Asset Value ..........    $15.04    $13.21    $11.81    $10.86      $10.86
          Total Return .............     10.6%     (10.2)%   (8.4)%     (5.5)%     (14.0)%
-------------------------------------------------------------------------------------------
 1999:    Net Asset Value ..........    $10.89    $11.91    $12.71    $13.88      $13.88
          Total Return .............      7.6%       9.4%      6.7%     20.3%       51.1%
-------------------------------------------------------------------------------------------
 1998:    Net Asset Value ..........    $10.43    $10.36     $9.09    $10.12      $10.12
          Total Return .............     11.1%      (0.7)%  (12.3)%     12.2%        8.6%
-------------------------------------------------------------------------------------------
 1997:    Net Asset Value ..........    $10.27    $10.98    $11.15     $9.39       $9.39
          Total Return .............      0.9%       6.9%      1.5%     (6.1)%       2.8%
-------------------------------------------------------------------------------------------
 1996:    Net Asset Value ..........    $11.34    $11.55    $11.41    $10.18      $10.18
          Total Return .............      5.1%       1.9%    (1.2)%     (0.3)%       5.5%
-------------------------------------------------------------------------------------------
 1995:    Net Asset Value ..........    $10.09    $10.64    $11.05    $10.79      $10.79
          Total Return .............      1.6%       5.5%      3.9%      1.2%       12.6%
-------------------------------------------------------------------------------------------
 1994:    Net Asset Value ..........    $10.38    $10.37    $10.64    $9.93       $9.93
          Total Return .............      3.8%(b)   (0.1)%     2.6%    (5.2)%       0.9%(b)
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                             ----------------------
                                (CLASS AAA SHARES)
                                -----------------
                             SEPTEMBER 30, 2001 (A)
                             ----------------------
               1 Year ..................................  (21.54)%
               5 Year ..................................     3.74%
               Life of Fund (b) ........................     4.91%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                DIVIDEND HISTORY
                                ----------------
        PAYMENT (EX) DATE        RATE PER SHARE       REINVESTMENT PRICE
        -----------------        --------------       ------------------
        December 27, 1999            $1.390                 $13.67
        December 28, 1998            $0.080                 $ 9.96
        December 30, 1997            $1.070                 $ 9.33
        December 31, 1996            $1.200                 $10.18
        December 29, 1995            $0.393                 $10.79
        December 20, 1994            $0.160                 $ 9.93
--------------------------------------------------------------------------------
(a) Total returns and average annual returns for the Class AAAShares reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------
                    MONTHLY DISTRIBUTIONS -- $0.10 PER SHARE
                    ----------------------------------------

Reinvestment Date       Reinvestment Price     Reinvestment Date       Reinvestment Price
------------------------------------------     ------------------------------------------
January 27, 2000            $14.05             December 27, 2000           $10.75
February 25, 2000           $15.28             January 29, 2001            $10.94
March 29, 2000              $15.26             February 26, 2001           $10.48
April 26, 2000              $13.64             March 28, 2001              $10.04
May 26, 2000                $12.62             April 26, 2001              $10.16
June 28, 2000               $13.38             May 29, 2001                $10.15
July 27, 2000               $12.82             June 27, 2001               $ 9.64
August 29, 2000             $12.58             July 27, 2001               $ 9.32
September 27, 2000          $11.64             August 29, 2001             $ 8.89
October 27, 2000            $11.22             September 26,2001           $ 8.14
November 28, 2000           $10.80
--------------------------------------------------------------------------------

                                        2

      For the five-year period ended September 30, 2001, the Fund's total return averaged 3.74% annually versus average annual total returns of 7.25%, 4.16%, and 4.88% for the UBS Global Convertible Index, MSCI World Free Index and the Merrill Lynch Global Bond Index, respectively. Since inception on February 3, 1994, through September 28, 2001, the Fund had a cumulative total return of 44.39%, which equates to an average total return of 4.91%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

OUR APPROACH

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

WHAT ARE GLOBAL CONVERTIBLE SECURITIES?

      Global Convertible Securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/01

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
UNITED STATES   37.5%
EUROPE          34.1%
JAPAN           19.1%
LATIN AMERICA    5.0%
ASIA/PACIFIC RIM 4.3%

WHAT ARE THE BENEFITS OF GLOBAL CONVERTIBLE SECURITIES?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

UNITED STATES

      The U.S. economy grew at a meager 0.3% annual pace during the second quarter - the slowest in eight years. The Gross Domestic Product ("GDP") is now expected to grow by only 1.5% for the full year. While the economy may have been poised to recover in late 2001, the terrorist attacks in September have thrown the timing and extent of any rebound into question. The markets reacted accordingly. Global equity prices fell, the dollar weakened, credit spreads widened, and Treasury bonds rallied. Equity prices fell as uncertainty over future earnings increased and the risk premium rose. To some extent, this has been countered by the Federal Reserve Board's ("Fed") aggressive interest rate cuts and the government's proposed emergency spending plans. The Fed has cut short-term rates by 1% since the attacks to 2.5%, the lowest level since 1962, while the yield curve has steepened (3 months to 10 years) from 1.57% to 2.21%. Meanwhile, the U.S. government has prepared an emergency spending plan of $40 billion ($20 billion this year and another $20 billion for fiscal 2002) to help the victims of the attack and to rescue the troubled aviation industry. Together with tax cuts, fiscal stimulus is estimated to be between $115 and $135 billion.

      Although meaningful, these measures need time to work. In the short-run, the dynamics of the economy will deteriorate. In the week ended September 29th, first-time unemployment claims rose to 528,000, the highest level in nine years. Manufacturing led the way as companies announced lay-offs in order to adjust to the current environment. Meanwhile, consumer confidence, as measured by The Conference Board, fell to a five-and-a-half-year low of 97.6 in September from 114 in August.

      We will be monitoring the economy closely during the weeks and months ahead. From an investment standpoint, we will continue to focus on companies with strong balance sheets, franchise value, and healthy cash flow. These companies will be able to survive the market downturn and gain market share as the economy recovers.

EUROLAND

      The European Central Bank ("ECB") has been more reticent to cut interest rates after the terrorist attacks than the Fed has been. After a 50-basis point cut in September to 3.75%, ECB President Wim Duisenberg indicated no further need to cut interest rate at this time. It is hoped that Europe's economy will benefit from low inflation, a sound balance of payments, wage moderation and existing tax cuts. Nevertheless, there has been talk that fiscal deficit limits under the Maastricht Treaty may be relaxed if necessary to counter a prolonged downturn.

      Insee, the French statistics bureau, has trimmed its French GDP growth forecast for 2001 to +2.1% from +2.3%. However, it noted that this figure was estimated prior to the events on September 11th and will be subject to downside revision. The government's central growth forecast for 2002 remains at +2.3%; however, it believes that the attacks could trim 0.5% from growth next year.

JAPAN

      The Japanese economy continues to be weak. The Bank of Japan's ("BOJ") Tankan survey, which measures the confidence level of large manufacturers, tumbled to -33 in the third quarter, the lowest reading since June 1999. Unemployment remained at 5% in August, the highest level since 1953.

      Yet despite this continued weakness, Prime Minister Koizumi still intends to keep his proposed cap on government debt issuance to 30 trillion yen annually. The Prime Minister has rejected critics demanding an increase in fiscal spending in favor of eliminating unnecessary pubic works projects.

Meanwhile, the government has disclosed plans to enable the Resolution and Collection Corporation to buy bad debt from the banks at book value (bad loans are estimated at $1.3 trillion). Economic Minister Takenaka continues to put pressure on the banks to resolve their bad debt problems and get the economy moving again.

LET'S TALK CONVERTS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AXA (2.50%, 01/01/14), the Paris based group, was founded in 1816 and is now the second largest insurer in the world. AXA's activities break down by revenue into life (58%), property/casualty (19%), reinsurance (6%), asset management (4%), and other activities (13%). The geographic mixes of its revenues are focused in Europe (63%), North America (20%), and Asia/Pacific (11%). Recently, AXA has made a number key strategic moves including the acquisition of Guardian Royal Exchange, founding AXA Life Japan, and selling their investment bank Donaldson, Lufkin, and Jenrette (DLJ) to Credit Suisse First Boston (CSFB). AXA Financial's Equitable Life will expedite payments and provide complimentary services to the families of victims of the U.S. terrorist attacks on September 11th. AXA's loss exposure to the tragedy is estimated at $550 million on a pre-tax basis.

With an A- rating from Standard and Poor's, the bond trades at 91% on a 71% conversion premium with the stock at 21 Euros.

BAE SYSTEMS PLC (7.75% CV. PFD.), formerly British Aerospace, is one of the world's leading defense and aerospace conglomerates, with a market capitalization of $15 billion. BAE makes avionics, civil and military aircraft, communications, radar, ships, space systems, and electronics (the company bought a group of defense electronics companies from Lockheed Martin). Its fighter aircraft include the Harrier, Hawk, and the next-generation Eurofighter Typhoon. The company also makes tactical missiles and Avro regional jet aircraft. Additionally, it owns 20% of Airbus, Boeing's only competitor for large commercial aircraft.

With  the  stock  at  [BRITISH   POUND]  3.23  the   convertible   preferred  is
deep-in-the-money at [BRITISH POUND] 1.72 on a modest 8% premium and 5.73% current yield.

FINMECCANICA SPA (2.00%, 06/08/05) is Italy's largest engineering and aerospace/defense group. The aeronautics, defense, and helicopter businesses account for nearly 55% of sales. Finmeccanica's former parent, the government-operated Istituto per la Ricostruzione Industriale, privatized the company's subsidiaries through joint ventures and is now in liquidation. Finmeccanica is combining its missile systems business with those of BAE Systems and EADS. It's Agusta helicopter unit has merged with Westland Helicopters, a unit of UK-based GKN. Foreign sales now represent 60% of its turnover, with the remaining generated from Italy.

The convertible bond is rated Baa2 by Moody's and trades at 94% with the stock at 0.72 Euros.

GROUPE BRUXELLES LAMBERT SA (1.28%, 07/09/03) is a holding company, which has been quoted on the Brussels Stock Exchange since October 15, 1956. The Group has a stock market capitalization of nearly 7.23 billion Euros, of which Albert Frere, a 75-year-old Belgian billionaire, has a controlling stake. The Group is also a leading shareholder of each of the following companies: RTL Group, TotalFinaElf, Suez Lyonnaise des Eaux, Imerys and Rhodia. These interests are held directly or via two intermediate holding companies: Electrafina and Audiofina.

With the stock at 52 Euros, the bond trades at 114% on a premium of 12%.

LIBERTY MEDIA CORP. (3.25%, 03/15/31) owns interests in video programming, communications, and Internet businesses in the United States, Europe, South America, and Asia. Liberty Media has a stake in Comcast, which has grown from a single system cable operation into one of the world's leading communication companies, focused on broadband cable, commerce and content. Comcast Cable is the country's third largest provider of cable services, and is expanding its cable operations to deliver digital services, provide faster Internet service, and develop and deliver innovative programming. QVC is Comcast's electronic retailer providing TV and web-based shopping in the US, the UK, and Germany. John Malone owns the majority of Liberty Media's shares.

Liberty Media issued the bond in March 2001, which is convertible into its stake in Comcast. Standard and Poor's rate the convertible BBB-. It trades at 82% with the stock at $34.50 on a 28% premium.

NEXTEL COMMUNICATIONS INC. (4.75%, 07/01/07) is America's leading provider of fully integrated all-digital wireless service. It provides business users with wireless phone service, two-way radio dispatch, paging, and text messaging on one handset. Nextel has added to its services wireless Internet access and international roaming. In the specialized mobile radio (SMR) spectrum, Nextel has 8.3 million mobile phone subscribers in the U.S. alone. Nextel also has wireless holdings in Canada, Latin America, and the Asia/Pacific region. Craig McCaw and his family control 23% of the company and equipment provider Motorola holds a 14% stake.

The busted convertible bond trades at 60% with the stock at $8.65 and a yield to maturity of 15.50%.

PORTUGAL TELECOM SGPS (PT) (1.50%, 06/07/04) is the largest telecommunications and multimedia organization in Portugal. The company is the domestic market leader for fixed-line and mobile phone services, with more than 4 million lines in service and 3.3 million cellular subscribers. PT also provides cable TV, data, business communications, directory publishing, and Internet access. PT owns stakes in international wireless telecommunication companies, including Telesp Celular, Brazil's leading mobile phone operator. In the last five years, it has made the transition from a state-owned company to a public one, and 90% of its shares are now owned privately.

Standard and Poor's rates the convertible A. It trades at 100% on a 32% conversion premium with the stock at 7.9 Euros.

SWISS LIFE FINANCE LTD. (2.00%, 05/20/03) is the oldest and the largest life insurance company in Switzerland, as well as a market leader in Europe. The company, which made the transition from mutual to limited public company in 1997, provides multinational corporations with pension systems and offers life insurance through subsidiaries, offices, and partners in about 50 countries worldwide. More than 85% of Swiss Life's insurance business comes from life insurance premiums. The company has also moved into asset management (through subsidiary Swiss Life Asset Management), banking, and risk management.

The bond is convertible into GlaxoSmithKline, one of the world's largest drug companies. The bond trades at 103% with the stock at [BRITISH POUND] 19.20 on a 36% premium.

TELEFONOS DE MEXICO (TELMEX) (4.25%, 06/15/04) is a world-class telecommunications company that provides local and long distance wire service, wireless communications, multimedia services and network engineering. Formerly owned by the Mexican government, Telmex was privatized in 1990. With the participation of Carso Global Telecom, France Telecom and Southwestern Bell, Telmex is positioned to remain at the forefront of telecommunications in the Americas. Grupo Carso Telecom, a holding company controlled by Mexican billionaire Carlos Slim Helu, owns a controlling stake in Telmex. Telmex has a market capitalization of 206 billion Mexican pesos ($22 billion).

The $1 billion convertible trades on a 10% conversion premium with the bonds at 120% and the stock's American Depository Receipts (ADRs) at $32. Standard and Poor's rates the security at BB+.

VNU NV (1.75%, 11/15/04), established in 1964, is a leading media and information company, based in Holland. Over the last eight years, VNU has refocused its business away from the consumer information segment to the less cyclical, higher margin, marketing information and directories segments. It has operations in over one hundred countries, spread across five continents - with Western Europe and North America acting as central markets. VNU has been acquiring key companies involved in marketing and business information such as ACNielsen, which they purchased in 2001 for 2.6 billion Euros, Miller Freeman, the trade show organizer, and the European based information technologies (IT) magazines of Ziff Davis. To finance these acquisitions, VNU recently sold its consumer magazine unit to Finland's largest media company, SanomaWSOY Oyj, for
1.25 billion Euros ($1.1 billion).

The convertible, which is rated BBB by Standard and Poor's, trades at 105% on a 43% premium with the stock at 31 Euros.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                WHEN
                       ---                -----
      Special Chats:   Mario J. Gabelli   First Monday of each month
                       Howard Ward        First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER           DECEMBER           JANUARY
1st Wednesday          Lynda Calkin       Caesar Bryan       Walter Walsh
2nd Wednesday          Walter Walsh       Ivan Arteaga       Lynda Calkin
3rd Wednesday          Laura Linehan      Tim O'Brien        Tim O'Brien
4th Wednesday          Barbara Marcin     Barbara Marcin     Caesar Bryan
5th Wednesday                                                Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Although the global economic picture has become even more uncertain after the tragic events of September's terrorists attacks, sharply lower interest rates and increased fiscal spending in the U.S. have laid the foundation for a recovery. Meanwhile, Europe's economy is holding up reasonably well and Japan remains bent on reform. Our objective is to own great businesses selling at a discount to their intrinsic value. In the current environment, we believe convertibles, with their lower volatility and higher current income, offer investors an attractive investment opportunity.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

                                                    Sincerely,
                                                    /S/A. HARTSWEL WOODSON, III
                                                    A. HARTSWELL WOODSON, III
                                                    Portfolio Manager

October 17, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 2001
                               ------------------
Groupe Bruxelles Lambert SA               China Mobile (Hong Kong) Ltd.
Sato Corp.                                Titan Capital Trust
Swiss Life Finance Ltd.                   AXA
Clear Channel Communications Inc.         Belgelectric Finance BV
United States Cellular Corp.              Telefonos de Mexico SA

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 Average Annual Returns-- September 30, 2001 (a)
                 -----------------------------------------------
                              CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
                              --------------   --------------    --------------
  1 Year .....................   (21.54)%         (21.82)%          (21.54)%
                                 (26.05)%(c)      (26.56)%(d)       (22.49)%(d)
  5 Year (b) .................      3.74%            3.67%             3.74%
                                    2.51%(c)         3.38%(d)          3.74%(d)
  Life of Fund(b).............      4.91%            4.86%             4.91%
                                    4.10%(c)         4.86%(d)          4.91%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A, Class B and Class C Shares. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) Performance is calculated from inception of Class AAA Shares on February 3, 1994. The Class AAA Shares' net asset values are used to calculated performance for the periods prior to the issuance of Class A Shares and Class B Shares on May 1, 2001 and March 28, 2001, respectively. The Class C Shares have not yet been issued. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
 PRINCIPAL                                                          MARKET
  AMOUNT                                                            VALUE
  ------                                                            ------
               CORPORATE BONDS -- 77.1%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.0%
$  125,000     Standard Motor Products Inc., Sub. Deb. Cv.
                6.75%, 07/15/09 .............................     $   84,687
                                                                  ----------
               BROADCASTING -- 8.9%
   300,000(c)  Canal Plus / Mediaset, Sub. Deb. Cv.
                3.50%, 04/01/02 .............................         57,062
   300,000     Clear Channel Communications Inc.,
                2.63%, 04/01/03 .............................        298,875
   700,000(d)  Groupe Bruxelles Lambert SA, Sub. Deb. Cv.
                1.28%, 07/09/03 .............................        368,760
                                                                  ----------
                                                                     724,697
                                                                  ----------
               BUSINESS SERVICES -- 1.7%
   100,000     Omnicom Group Inc.,
                2.25%, 01/06/13 .............................        138,125
                                                                  ----------
               COMPUTER SOFTWARE AND SERVICES -- 2.4%
22,000,000(b)  Capcom Co. Ltd., Cv.
                1.00%, 09/30/05 .............................        195,752
                                                                  ----------
               DIVERSIFIED INDUSTRIAL -- 5.6%
   200,000(d)  Elektrim Finance, Sub. Deb. Cv.
                3.75%, 07/02/04 .............................        189,884
    99,994(d)  Finmeccanica SpA, Cv.
                2.00%, 06/08/05 .............................         85,775
20,000,000(b)  Nippon Ceramic Co. Ltd., Cv.
                0.30%, 12/30/05 .............................        182,154
                                                                  ----------
                                                                     457,813
                                                                  ----------
               ELECTRONICS -- 4.8%
   200,000     Burr-Brown Corp., Sub. Deb. Cv.
                4.25%, 02/15/07 (a) .........................        204,500
10,000,000(b)  Sony Corp., Sub. Deb. Cv.
                1.40%, 03/31/05 .............................        112,482
   100,000     STMicroelectronics NV,
                Zero Coupon, 09/22/09 .......................         71,375
                                                                  ----------
                                                                     388,357
                                                                  ----------
               ENERGY AND UTILITIES -- 6.2%
   251,460(d)  Belgelectric  Finance BV, Cv.
                1.50%, 08/04/04 .............................        240,975
   110,000     Devon Energy Corp., Sub. Deb. Cv.
                4.95%, 08/15/08 .............................        111,650
   150,000     International Power Ltd., Cv.
                2.00%, 11/24/05 .............................        155,160
                                                                  ----------
                                                                     507,785
                                                                  ----------
               ENTERTAINMENT -- 3.8%
   200,000     Liberty Media Corp.
                4.00%, 11/15/29 .............................        152,900
   200,000     Liberty Media Corp., Sub. Deb. Cv.
                3.25%, 03/15/31 (a) .........................        157,500
                                                                  ----------
                                                                     310,400
                                                                  ----------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                            VALUE
  ------                                                            ------
               EQUIPMENT AND SUPPLIES -- 5.2%
$   150,000    Antec Corp., Sub. Deb. Cv.
                4.50%, 05/15/03 .............................     $   78,187
 30,000,000(b) Sato Corp., Sub. Deb. Cv.
                0.55%, 09/30/03 .............................        350,038
                                                                  ----------
                                                                     428,225
                                                                  ----------
               FINANCIAL SERVICES -- 13.2%
    297,000(d) AXA, Sub. Deb. Cv.
                2.50%, 01/01/14 .............................        248,352
    200,000(d) Deutsche Bank Finance NV, Sub. Deb. Cv.
                2.00%, 12/22/03 .............................        182,380
 20,000,000(b) Orix Corp., Sub. Deb. Cv.
                0.38%, 03/31/05 .............................        191,816
    300,000    Swiss Life Finance Ltd., Cv.
                2.00%, 05/20/03 .............................        311,445
    300,000(d) Wertt AG Versich-Beteil,
                1.15%, 04/17/08 .............................        140,525
                                                                  ----------
                                                                   1,074,518
                                                                  ----------
               HEALTH CARE -- 4.4%
 20,000,000(b) Fujirebio Inc., +
                Zero Coupon, 12/29/06 .......................        182,154
 20,000,000(b) Rohto Pharmaceutical Co. Ltd., Cv.
                1.20%, 03/29/02 .............................        178,796
                                                                  ----------
                                                                     360,950
                                                                  ----------
               PUBLISHING -- 3.5%
    100,000(e) Daily Mail & General Trust plc,
                2.50%, 10/05/04 .............................        140,908
    250,000    Medya Holding, Sub. Deb. Cv.+ (f)
                06/28/01 ....................................              0
    150,000(d) VNU NV, Sub. Deb. Cv.
                1.75%, 11/15/04 .............................        144,633
                                                                  ----------
                                                                     285,541
                                                                  ----------
               TELECOMMUNICATIONS -- 7.1%
    120,650(d) France Telecom SA., Cv.
                2.50%, 02/16/03 .............................        109,012
    250,000(d) Portugal Telecom SGPS SA., Sub. Deb. Cv.
                1.50%, 06/07/04 .............................        227,405
    200,000    Telefonos de Mexico SA,
                4.25%, 06/15/04 .............................        240,500
                                                                  ----------
                                                                     576,917
                                                                  ----------
               TRANSPORTATION -- 1.6%
 15,000,000(b) Keisei Electric Railway
                0.90%, 09/30/02 .............................        130,823
                                                                  ----------
               WIRELESS COMMUNICATIONS -- 7.7%
    275,000    China Mobile (Hong Kong) Ltd., Cv.
                2.25%, 11/03/05 .............................        256,094
    175,000    Nextel Communications Inc., Sub. Deb. Cv.
                4.75%, 07/01/07 .............................        111,344

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
 PRINCIPAL                                                          MARKET
  AMOUNT                                                            VALUE
  ------                                                            ------
               CORPORATE BONDS (CONTINUED)
               WIRELESS COMMUNICATIONS (CONTINUED)
$   550,000    United States Cellular Corp., Sub. Deb. Cv.+
                Zero Coupon, 06/15/15 .......................     $  257,812
                                                                  ----------
                                                                     625,250
                                                                  ----------
               TOTAL CORPORATE BONDS ........................      6,289,840
                                                                  ----------
  SHARES
  ------
               PREFERRED STOCKS -- 17.8%
               AEROSPACE -- 1.2%
     40,000    BAE Systems plc,
                7.75% Cv. Pfd. ..............................        101,409
                                                                  ----------
               CABLE -- 2.3%
      6,000    MediaOne Group Inc.,
                7.00% Cv. Pfd. ..............................        153,000
      4,500    UnitedGlobalCom Inc.,
                7.00% Cv. Pfd. (a) ..........................         35,437
                                                                  ----------
                                                                     188,437
                                                                  ----------
               DIVERSIFIED INDUSTRIAL -- 3.1%
      7,500    Titan Capital Trust,
                5.75% Cv. Pfd. ..............................        254,063
                                                                  ----------
               ENERGY AND UTILITIES -- 5.3%
      3,250    Alliant Energy Resources Inc.,
                7.25% Cv. Pfd. (a) ..........................         99,938
      4,300    EVI Inc.,
                5.00% Cv. Pfd. ..............................        168,238
      3,000    Mirant Trust I,
                6.25% Cv. Pfd., Ser. A ......................        160,500
                                                                  ----------
                                                                     428,676
                                                                  ----------
               PAPER AND FOREST PRODUCTS -- 3.5%
      2,000    Amcor Ltd.,
                7.25% Cv. Pfd. ..............................         84,750
      5,000    Sealed Air Corp., $2.00 Cv. Pfd., Ser. A .....        197,500
                                                                  ----------
                                                                     282,250
                                                                  ----------
               TELECOMMUNICATIONS -- 2.4%
      5,000    BroadWing Inc.,
                6.75% Cv. Pfd., Ser. B ......................        199,950
                                                                  ----------
               TOTAL PREFERRED STOCKS                              1,454,785
                                                                  ----------
               COMMON STOCKS -- 2.6%
               BUSINESS SERVICES -- 1.2%
      2,000    Vivendi Universal SA, ADR ....................         92,700
                                                                  ----------
               ENERGY AND UTILITIES -- 1.4%
      2,000    Dominion Resources Inc.+ .....................        117,500
                                                                  ----------
               TOTAL COMMON STOCKS ..........................        210,200
                                                                  ----------

                                                                    MARKET
                                                                    VALUE
                                                                  ----------
               TOTAL INVESTMENTS -- 97.5%
                 (Cost $9,801,840) ..........................     $7,954,825
               OTHER ASSETS AND LIABILITIES (NET) -- 2.5% ...        203,164
                                                                  ----------
               NET ASSETS -- 100% ...........................     $8,157,989
                                                                  ===========

                                                                  UNREALIZED
 PRINCIPAL                                        SETTLEMENT     APPRECIATION/
   AMOUNT                                            DATE        DEPRECIATION
  ------                                            ------       ------------
               FORWARD FOREIGN EXCHANGE CONTRACTS

  1,158,364(d) Deliver Euros
                in exchange for
                USD 1,049,194 ................     03/29/02       $  (28,676)
  1,749,883(d) Deliver Euros
                in exchange for
                USD 1,582,141 ................     06/14/02          (82,141)
119,570,000(b) Deliver Japanese Yen
                in exchange for
                USD 1,016,028 ................     03/29/02          (16,028)
 59,300,000(b) Deliver Japanese Yen
                in exchange for
                USD 504,623 ..................     04/19/02              531
                                                                  -----------
                                                                  $ (126,314)
                                                                  ===========-
------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, the market value of Rule 144A securities amounted to $461,938 or 5.66% of net assets.
(b)   Principal amount denoted in Japanese Yen.
(c)   Principal amount denoted in French Francs.
(d)   Principal amount denoted in Euros.
(e)   Principal amount denoted in British Pounds.
(f)   Security is in default.
+     Non-income producing security.
ADR - American Depositary Receipt.
USD - U.S. Dollars.

                              % OF MARKET        MARKET
GEOGRAPHIC DIVERSIFICATION       VALUE           VALUE
--------------------------    -----------        ------
    North America ..........     37.5%         $2,981,706
    Europe .................     34.1%          2,712,599
    Japan ..................     19.1%          1,524,016
    Latin America ..........      5.0%            395,660
    Asia/Pacific Rim .......      4.3%            340,844
                                ------         ----------
                                100.0%         $7,954,825
                                ======         ==========

--------------------------------------------------------------------------------
                            GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The Fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital
appreciation.    (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation.   (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SM] FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the
preservation of principal and liquidity.   (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime
quality, domestic money market instruments.    (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current
   income and capital appreciation.    (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL  RISKS.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA
--------------------------------------------------------------------------------
 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. DISTRIBUTED BY GABELLI &
                                 COMPANY, INC.

                             VISIT OUR WEBSITE AT:

                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI

        1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                           (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        Gabelli Global Series Funds, Inc.
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                 BOARD OF DIRECTORS
Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND             MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER         BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

              OFFICERS AND PORTFOLIO MANAGER
Mario J. Gabelli, CFA           A. Hartswell Woodson, III
PRESIDENT AND CHIEF             VICE PRESIDENT AND
INVESTMENT OFFICER              PORTFOLIO MANAGER

Bruce N. Alpert                 James E. McKee
VICE PRESIDENT AND              SECRETARY
TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB441Q301SR


                                        [PHOTO OF MARIO J. GABELLI, CFA OMITTED]



THE
GABELLI
GLOBAL
CONVERTIBLE SECURITIES
FUND



                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001